UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a -101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐ PreliminaryProxy Statement
☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GENERAL MOTORS COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 7, 2011
Meeting Information
GENERAL MOTORS COMPANY GENERAL MOTORS COMPANY 300 RENAISSANCE CENTER P.O. BOX 300 DETROIT, MI 48265-3000

Meeting Type:         Annual Meeting

For holders as of:   April 8, 2011

Date:      June 7, 2011     Time: 9:30 a.m. Eastern Time

Location:   Fisher Building

                   3011 West Grand Boulevard

                   Detroit, MI 48202

Stockholders must request an admission ticket by following instructions set forth in the Proxy Statement.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com.

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2) BY TELEPHONE:       1-800-579-1639

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors - The Board of Directors recommends a vote FOR the nominees listed below:	The Board of Directors recommends a vote FOR Items 2 and 3.
Nominees:

1a.       Daniel F. Akerson

1b.       David Bonderman

1c.       Erroll B. Davis, Jr.

1d.       Stephen J. Girsky

1e.       E. Neville Isdell

1f.        Robert D. Krebs

1g.       Philip A. Laskawy

1h.       Kathryn V. Marinello

1i.        Patricia F. Russo

1j.        Carol M. Stephenson

1k.       Cynthia A. Telles

2. Ratification of the Selection of Deloitte & Touche LLP as GM's Independent Registered Public Accounting Firm for the Year 2011. 3. Advisory Vote to Approve Executive Compensation.